EXHIBIT 10.12A
                                                   --------------

           MUTUAL RELEASE AND TERMINATION AGREEMENT
           ----------------------------------------

     This MUTUAL RELEASE AND TERMINATION AGREEMENT (this "Agreement") is entered into this 19th day of December 2003, by and between Duncan Capital LLC ("Duncan Capital"), Strategic Growth International, Inc., its subsidiaries and/or affiliates (hereinafter "SRG") and Pacific CMA, Inc., its subsidiaries and/or affiliates (hereinafter "Pacific").

                      W I T N E S S E T H:

     WHEREAS, Duncan Capital and SRG entered into a consulting agreement, dated October 21, 2003 (the "SRG Consulting Agreement"), pursuant to which SRG agreed to serve as Investor Relations Consultant to Duncan Capital for services rendered to Duncan Capital's client, Pacific;

     WHEREAS, Duncan Capital and SRG wish to mutually terminate the SRG Consulting Agreement;

     WHEREAS,  Pacific  also  wishes,  among  other  things,   to
acknowledge the termination of the SRG Consulting Agreement; and

     WHEREAS, all of the parties desire to provide a mutual and reciprocal full release of any rights or claims, except for indemnification rights and/or claims, in respect of the SRG
Consulting Agreement.

     NOW,  THEREFORE,  for  and in consideration  of  the  mutual
agreements   set  forth  herein  and  other  good  and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1.  Termination of the SRG Consulting Agreement.   Except  with
      -------------------------------------------
respect to any indemnification rights and/or obligations by, between or among the parties thereunder (which shall continue to survive), the SRG Consulting Agreement is hereby terminated in its entirety and shall be of no further force and effect and all rights and obligations of any party thereto shall be of no further force or effect and no party thereto shall have any rights, obligations or liabilities of any nature thereunder. SRG hereby confirms other than the $10,523.92 billed for December 2003, that it is not owed any Service Fees, out-of-pocket expenses, warrants or any other compensation by Duncan Capital or Pacific pursuant to the SRG Consulting Agreement or any other agreement currently in effect. SRG further confirms that it is entitled to receive only 50,000 five-year common stock purchase warrants of Pacific at a strike price of $1.20 per share, those being the warrants that have vested as of the date hereof under the SRG Consulting Agreement.


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  2.  Duncan Capital Warrants; Additional Warrants. In connection
      --------------------------------------------
with certain past services rendered to Pacific, Duncan Capital is entitled to receive (i) 50,000 five-year common stock purchase warrants from Pacific at a strike price of $1.20, and (ii) 50,000 five-year common stock purchase warrants from Pacific at a strike price of $0.80 (collectively, the "Duncan Capital Warrants"). Pacific hereby confirms that it will deliver the Duncan Capital Warrants in proper form and executed by Pacific within ten (20) business days of the date hereof. Pacific further acknowledges that, in addition to the Duncan Capital Warrants, Duncan is entitled to receive 186,335 additional five-year common stock purchase warrants at a strike price of $1.93 ("Additional Financing Warrants") in connection with its involvement in a recent private placement transaction conducted on behalf of Pacific; nothing in this Agreement should act as, be deemed to be, or otherwise be construed as, a waiver of Duncan Capital's rights to receive any and all such compensation due and owing with respect to the private placement and Pacific hereby also agrees to deliver such Additional Financing Warrants to Duncan Capital within twenty (20) business days of the date hereof.

  3.  Duncan Capital Cash Amount. In addition to the warrants set
      --------------------------
forth in Section 2 above, Pacific also owes Duncan fees and expenses in the amount of $14,456.25 (the "Cash Amount"). These fees and expenses have been previously invoiced by Duncan
Capital, and Pacific hereby confirms that, as soon as commercially practicable, it will wire the Cash Amount to the following account:

          Duncan Capital LLC

          A/C #94799 80098
          ABA # 021202162
          Fleet Bank
          345 Park Avenue, New York, New York 10154

  4.  SRG Release.
      -----------


  (a) As of the date hereof for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and other than with respect to any indemnification rights which it may hold (whether pursuant to the indemnification provisions contained in the SRG Consulting Agreement or any other agreement), SRG hereby unconditionally and irrevocably compromises, settles, remises, acquits and fully releases and forever discharges Duncan Capital, Pacific, their respective parents, subsidiaries, related corporations, limited liability companies, partnerships and other affiliates, and each of their respective partners, owners, stockholders, members, predecessors, successors, assigns, directors, officers, managers, agents, employees, attorneys, insurers and representatives and all persons acting by, through, under or in concert with any of them (hereinafter collectively referred to as the "SRG Releasees"), from all claims, including without limitation lawsuits, causes of action, counterclaims, setoffs, choses in action, debts, liens, contracts, obligations, promises, liabilities, rights, demands, judgments, damages, losses, costs, expenses and attorneys' fees of any nature whatsoever, whether known or unknown, which SRG may now have, own or hold, against such persons and/or entities, relating to, based upon or arising from any act, omission, condition or proceedings prior to the date of this Agreement in connection with, or arising out of, directly or indirectly, the SRG Consulting Agreement ("Claims"). This release includes, but is not limited to, any and all Claims for or in connection with



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fraud,  discrimination,  wrongful  termination  in  violation  of public policy, breach of contract, interference with economic advantage, breach of fiduciary duty, emotional distress, personal
injury,   invasion  of  privacy,  defamation,   quantum   meruit,
negligence, strict liability and any and all claims arising under any foreign, federal, state or other governmental statute, law, regulation or ordinance. This release includes, but is not limited to, the Claims for prior acts, omissions, conditions or proceedings alleged in prior communications between the parties, if any.

  (b) SRG agrees not to advocate or incite the institution of, or assist or participate in, without compulsion of legal process, any suit or complaint by any Person against SRG Releasees relating to the foregoing. For purposes of this Agreement, "Person" will be broadly defined to include any individual, corporation, limited liability company, partnership, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

  5.  Duncan Capital Release.
      ----------------------

  (a) As of the date hereof for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and other than with respect to any indemnification rights which it may hold (whether pursuant to the indemnification provisions contained in the SRG Consulting Agreement or any other agreement), Duncan Capital hereby unconditionally and irrevocably compromises, settles, remises, acquits and fully releases and forever discharges SRG, Pacific, their respective parents, subsidiaries, related corporations, limited liability companies, partnerships and other affiliates, and each of their respective partners, owners, stockholders, members, predecessors, successors, assigns, directors, officers, managers, agents, employees, attorneys, insurers and representatives and all persons acting by, through, under or in concert with any of them (hereinafter collectively referred to as the "Duncan Releasees"), from all Claims. This release includes, but is not limited to, any and all Claims for or in connection with fraud, discrimination, wrongful termination in violation of public policy, breach of contract, interference with economic advantage, breach of fiduciary duty, emotional distress, personal injury, invasion of privacy, defamation, quantum meruit, negligence, strict liability and any and all claims arising under any foreign, federal, state or other governmental statute, law, regulation or ordinance. This release includes, but is not limited to, the Claims for prior acts, omissions, conditions or proceedings alleged in prior communications between the parties.

  (b) Duncan Capital agrees not to advocate or incite the institution of, or assist or participate in, without compulsion of legal process, any suit or complaint by any Person against Duncan Releasees relating to the foregoing.

  6.  Pacific Release.
      ---------------

  (a) As of the date hereof for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and other than with respect to any indemnification rights which it may hold (whether pursuant to the indemnification provisions contained in the SRG Consulting Agreement or any other agreement), Pacific hereby unconditionally and irrevocably compromises, settles, remises, acquits and fully releases and forever discharges SRG, Duncan Capital, their respective parents, subsidiaries, related corporations, limited liability companies,


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partnerships  and other affiliates, and each of their  respective
partners,    owners,    stockholders,   members,    predecessors,
successors,  assigns,  directors,  officers,  managers,   agents,
employees,  attorneys,  insurers  and  representatives  and   all
persons acting by, through, under or in concert with any of  them
(hereinafter   collectively   referred   to   as   the   "Pacific
Releasees"), from all Claims. This release includes, but is not limited to, any and all Claims for or in connection with fraud, discrimination, wrongful termination in violation of public policy, breach of contract, interference with economic advantage, breach of fiduciary duty, emotional distress, personal injury, invasion of privacy, defamation, quantum meruit, negligence, strict liability and any and all claims arising under any foreign, federal, state or other governmental statute, law, regulation or ordinance. This release includes, but is not limited to, the Claims for prior acts, omissions, conditions or proceedings alleged in prior communications between the parties.

  (b) Pacific agrees not to advocate or incite the institution of, or assist or participate in, without compulsion of legal process, any suit or complaint by any Person against Pacific
Releasees relating to the foregoing.

  7.  Full and Independent  Knowledge;  Authority.   The  parties
      -------------------------------------------
acknowledge and represent that (i) they each have consulted with and have had the advice and counsel of attorneys, in connection with the preparation, review, and execution of this Agreement;
(ii) that they each have executed the Agreement without fraud, duress or undue influence; and (iii) that each party does not rely and has not relied upon any representation or statement made by any other party or any of their representatives, with regard to the subject matter, basis or effect of this Agreement, other than statements contained in this Agreement. Each of the parties represent to the other parties that they have the full power and authority to enter into this Agreement and that this Agreement, when executed and delivered by such party, will constitute valid and legally binding obligations of such party, enforceable in accordance with its terms.

   8.  Ownership of Claims.  The  parties  represent  and warrant
       -------------------
they have not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity, any Claims or portion thereof or interest therein, and each agrees to indemnify, defend, and hold such other parties harmless from and against any and all Claims, based on or arising out of any such assignment or transfer, or purported assignment or transfer, of any Claims, or any portion thereof or interest therein.

   9.  Confidentiality. Other than to their respective releasees,
       ---------------
the parties represent and warrant that the have not disclosed and will not disclose, other than as mandated by legal process, the terms of this Agreement; the amounts, if any, referred to in this Agreement; the fact of the payment of said amounts; or the content of any discussions between the parties leading to this Agreement, except that the parties may disclose information regarding the amounts referred to in this Agreement to their accountants and tax attorneys in order for such individuals to render service to him.

   10.  Successors.   This  Agreement shall  be binding  upon the
        ----------
successors and assigns of the parties.



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   11.  Further Assurances. The parties agree, without additional
        ------------------
consideration, to execute and deliver such other documents and to take such other action as may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement.

   12.  Miscellaneous.
        -------------

       (a) This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, and all disputes hereunder shall be governed thereby. The parties hereto understand and agree that any controversy or claim arising out of or related to this Agreement, or any breach thereof, shall be settled by final and binding arbitration in New York pursuant to the Commercial Dispute Resolution Procedures and Rules of the American Arbitration Association ("AAA Rules") and that disinterested arbitrator shall be selected pursuant to the AAA Rules.

       (b) Should any provision of this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms and provisions shall not be affected thereby and said illegal or invalid term or provision shall be deemed not to be a part of this Agreement.

       (c) This Agreement sets forth the entire agreement between the parties hereto, and fully supersedes and replaces any all prior agreements, negotiations or understandings between the parties hereto pertaining to the subject matter hereof. Each of the parties hereto acknowledges that no other party, nor any agent or attorney of any party, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce it to execute this Agreement and acknowledges that it has not executed this document in reliance on any such promise, representation or warranty not contained herein.

       (d) This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       (e) The terms and provisions of this Agreement may be modified or amended only by written agreement executed by both parties hereto.

     IN WITNESS WHEREOF, each of Duncan Capital, SRG and Pacific have caused this Agreement to be executed by a duly authorized person on its behalf as of the day and year first above written.

                            DUNCAN CAPITAL LLC



                            By:  /s/Michael Crow
                               ---------------------------------
                               Name: Michael Crow
                               Title: Chief Executive Officer



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                            STRATEGIC GROWTH INTERNATIONAL, INC.



                            By:  /s/Richard Cooper
                               ---------------------------------
                               Name:  Richard Cooper
                               Title: Chairman



                            PACIFIC CMA, INC.



                            By:  /s/Alfred Lam
                               ---------------------------------
                               Name:  Alfred Lam
                               Title:  Chairman and Chief
                                       Executive Officer

















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